                                                                   EXHIBIT 10.42


                             SWISS BANK CORPORATION,
                                 Stamford Branch
                            677 Washington Boulevard
                        Stamford, Connecticut 06901-3793



                          Letter of Credit No. S567171



                                                     February 18, 1998


State Street Bank and Trust Company
Goodwin Square
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103
Attention:  Corporate Trust Department


         Re: Littlestown Industrial Development Authority Variable Rate Demand Industrial Development Revenue Refunding Bonds, 1987 Series (Hanover House Industries, Inc. MK.Project) (individually a "Bond" and collectively the "Bonds")

Ladies and Gentlemen:


                  At the request and on the instructions of our customer, Hanover Direct Pennsylvania, Inc. (formerly known as Hanover House Industries, Inc.) ("Industries"), we, the undersigned bank (the "Bank") hereby establish in your favor this direct pay Letter of Credit in the amount of $8,560,000 (the "Stated Amount"). This Letter of Credit is issued to you as successor trustee ("Trustee") under the Indenture of Trust dated as of September 1, 1987 ("Indenture"), and is for the benefit of the holders of the Bonds issued by the Littlestown Industrial Development Authority (the "Issuer") to refinance a project for Industries. This Letter of Credit No. S567171 is irrevocable during its term. The Stated Amount may be adjusted from time to time during the term hereof as more fully set forth below.

                  You, as Trustee, are hereby irrevocably authorized to draw hereunder for account of Industries, upon the terms and conditions hereinafter set forth, an aggregate amount not exceeding the Stated Amount of which Stated Amount (a) an amount not exceeding $8,000,000 (the "Principal Portion") may be stated to be drawn upon with respect to payment of the unpaid principal amount of the Bonds and (b) an amount not exceeding $560,000 (the "Interest Portion") may be stated to be drawn upon with respect to payment of up to 210 days' of accrued interest on the Bonds on
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or prior to their stated maturity date (the amount of such drawing with respect to accrued interest to be expressly further limited to an amount computed by you at the actual rate of interest from time to time applicable to the Bonds during the period for which such drawing is to be made but not in any event to exceed a rate of twelve percent (12%) per annum). All of the foregoing shall be effective immediately and shall expire on March 30, 1999 unless sooner terminated as provided herein or until renewed or extended as provided herein (such date, as it may sooner be terminated or as it may from time to time be extended pursuant to the terms hereof, the "Scheduled Termination Date"). All drawings under this Letter of Credit will be paid with our own funds.

                  Funds under this Letter of Credit are available to you upon presentation by you of (a) if the drawing is under the Principal Portion, your written certificate signed by your authorized officer, appropriately completed, in the form of Schedules A, C or E hereto (the "Principal Drawing"; drawings under Schedule C or E may also be referred to as a "Purchase Drawing"); or (b) if the drawing is under the Interest Portion, your written certificate signed by your authorized officer, appropriately completed, in the form of Schedules B, D or F hereto (each an "Interest Drawing"). Presentation of such certificate(s) shall be made during our business hours on a Business Day (as hereinafter defined) at our offices located at Swiss Bank Corporation, Stamford Branch, 677 Washington Boulevard, Stamford, Connecticut 06901-3793, Attention: Mr. Joerg Rauthe, marked "Urgent" and "For Immediate Delivery", or at any other offices which may be designated by us by written notice delivered to you. We hereby agree that each certificate presented in compliance with the terms of this Letter of Credit will be duly honored by us if presented as specified on or before the expiration date hereof. If a presentation in respect of payment is made by you hereunder at or prior to 11:30 a.m., Connecticut time, on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount specified, by wire transfer in immediately available funds of the Bank, not later than 3:00 p.m., Connecticut time, on the same Business Day. If a presentation in respect of payment is made by you hereunder after 11:30 a.m., Connecticut time, on a Business Day, and provided that the documents so presented conform to the terms and conditions hereof, payment shall be made to you, or your designee, of the amount specified, by wire transfer in immediately available funds, not later than 3:00 p.m., Connecticut time, on the succeeding Business Day. If requested by you, payment under this Letter of Credit will be made by deposit of immediately available funds into a designated account that you maintain with us. As used herein, "Business Day" shall mean any day other than (i) a Saturday or Sunday, (ii) a day on which commercial banks located in Stamford, Connecticut, or the city or cities in which the corporate trust office of the Trustee is located, are required or authorized by law to close or


                                        2
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(iii) a day on which the New York Stock Exchange is closed.

                  Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount, as the Stated Amount may have been reinstated by us. Each drawing honored by the Bank hereunder shall pro tanto reduce the amount available under this Letter of Credit, subject to reinstatement as provided herein. Effective on the seventh Business Day following the honoring of an Interest Drawing, the Letter of Credit will be reinstated to the full amount of the Interest Portion (or such lesser amount as shall have been specified by you in the certificate most recently presented by you hereunder in the form of Schedule H hereto). The foregoing notwithstanding, the Interest Portion of this Letter of Credit shall not be reinstated if you have received notice from us in writing prior to the seventh Business Day following the day on which such drawing was honored that the Interest Portion will not be so reinstated because (a) we have not been reimbursed by Industries, Hanover Direct, Inc. (the "Company") or an Affiliate (as that term is defined in the Indenture, as such term is defined in Schedule G hereto) of either of them for such drawing, or a previous or subsequent Interest Drawing, or (b) an event of default under the Reimbursement Agreement between the Company and us dated as of December 18, 1996, as amended pursuant to that certain First Amendment to the Reimbursement Agreement dated as of February 18, 1998 (the "Reimbursement Agreement") shall have occurred and be continuing. With respect to a Principal Drawing made by presentation of a certificate in the form of Schedule C or Schedule E hereto, the Letter of Credit will be reinstated to the full amount of the Principal Portion (or such lesser amount as shall have been specified by you in the certificate most recently presented by you hereunder in the form of Schedule H hereto) effective upon reimbursement to us in full of all amounts paid by us pursuant to Principal Drawings and provided no event of default has occurred and is continuing under the Reimbursement Agreement.

                  Only you as Trustee may make a drawing under this Letter of Credit. Upon the payment to you or to your designee of the amount specified in the certificate(s) presented hereunder, we shall be fully discharged of our obligation under this Letter of Credit with respect to such certificate(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such certificate(s) to you or any other person who may have made to you or makes to you a demand for payment of principal of, the purchase price of, or interest on, any Bond.

                  By paying to you an amount demanded in such certificate(s) we make no representation as to the correctness of such amount.

                  This Letter of Credit applies only to the payment of principal of the Bonds when due, purchase price of Bonds when due


                                        3
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and interest accruing on the Bonds on or prior to the due date(s) of the Bonds
(in whole or in part) when due, and does not apply to any interest that may accrue after any such due date.

                  This Letter of Credit is effective and commences coverage as of February 18, 1998.

                  Upon our receipt of the original of this Letter of Credit together with a certificate signed by your duly authorized officer, appropriately completed, in the form of Schedule H hereto and approved by Industries, the Stated Amount, Principal Portion and Interest Portion shall be immediately and automatically reduced to the amounts set forth in such certificate and we shall, at our election, either appropriately amend this Letter of Credit or issue a replacement letter of credit to evidence such reduction.

                  Upon your receipt of a written notice from us in the form of Annex J attached hereto, the Scheduled Termination Date of this Letter of Credit in effect at the time of receipt of such notice shall be extended to the date specified in such notice for the Scheduled Termination Date as extended. Notwithstanding the foregoing, upon the earliest of (i) the Scheduled Termination Date, (ii) when all available amounts hereunder have been drawn,
(iii) 15 days after the effective date of a Term Interest Rate Period (as defined in the Indenture) having a duration extending beyond the Scheduled Termination Date, (iv) 15 days after the effective date of a Term Interest Rate Period during which the Bonds may be redeemed at a premium redemption price, (v) when no Bonds are outstanding, or (vi) 15 days after our receipt of a certificate signed by your duly authorized officer, appropriately completed, in the form of Schedule G hereto, this Letter of Credit shall automatically terminate and be delivered to us for cancellation. In the event the Scheduled Termination Date of this Letter of Credit is not a Business Day, this Letter of Credit shall expire at 1:30 p.m., Stamford, Connecticut time, on the next following Business Day.

         TO THE EXTENT CONSISTENT WITH THE EXPRESS PROVISIONS HEREOF, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE UNIFORM CUSTOMS AND PRACTICES FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, OR ANY SUCCESSOR PUBLICATION THERETO (THE "UCP") AS INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT: (A) NOTWITHSTANDING THE PROVISIONS OF ARTICLE 17 OF THE UCP, IF THIS LETTER OF CREDIT EXPIRES DURING AN INTERRUPTION OF BUSINESS (AS DESCRIBED IN
         ARTICLE 17 OF THE UCP), WE AGREE TO EFFECT PAYMENT UNDER THIS LETTER OF CREDIT IF A DRAWING WHICH STRICTLY CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT IS MADE WITHIN FIFTEEN (15) DAYS AFTER THE RESUMPTION OF BUSINESS; (B) WE WILL NOT ACCEPT REPRODUCED DOCUMENTS AS ORIGINALS AS PROVIDED IN ARTICLE 20(b) OF THE UCP; (C) THIS LETTER OF CREDIT WILL NOT TERMINATE BECAUSE OF


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
         A FAILURE TO MAKE ANY PERMITTED DRAWINGS HEREUNDER AS PROVIDED IN
         ARTICLE 41 OF THE UCP; AND (D) NOTWITHSTANDING THE PROVISIONS OF SUB-ARTICLE 48(d) OF THE UCP, THE CONSENT OF A PRIOR TRUSTEE WILL NOT BE REQUIRED IN CONNECTION WITH THE AMENDMENT OF THIS LETTER OF CREDIT FOLLOWING A TRANSFER OF SAID LETTER OF CREDIT TO ANY SUCCESSOR TRUSTEE. AS TO MATTERS NOT COVERED BY THE UCP, THIS LETTER OF CREDIT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING, TO THE EXTENT NOT INCONSISTENT WITH THE UCP, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

                  Notwithstanding anything in the UCP to the contrary, this Letter of Credit is transferrable in its entirety (but not in part) and may be successively transferred upon presentation to us of this Letter of Credit accompanied by the transfer form attached hereto as Schedule I, to the transferee specified therein and upon payment to the Bank of a transfer fee in the amount of $2,500.00.

                  All certificates presented to us in connection with any demand for payment hereunder, as well as all notices and other communications to us in respect of this Letter of Credit, shall be in writing and addressed and presented to us at our above address, and shall make specific reference to this Letter of Credit by number. The certificate(s) you are required to submit to us along with each drawing should be prepared either (i) in the form of a letter on your letterhead signed by your authorized officer or (ii) in the form of a facsimile copy of such a letter sent by one of your authorized officers to the following number, or as we shall notify you from time to time (with the original of any such certificate(s), drafts and letters to be delivered to us on the next succeeding Business Day): Telecopier No. (203) 719-4634.

A drawing shall be deemed to have been presented on the date actually received by us.

                  This Letter of Credit sets forth in full our undertaking, and such undertaking shall not be in any way modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds and the UCP referred to herein or the Indenture), except only Schedules A through I hereto; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such Schedules.

                                                  Very Truly Yours

                                                  SWISS BANK CORPORATION,
                                                  Stamford Branch

                                                        /s/ James J. Diaz
                                                  By:  ________________________


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                                                 Name:  James J. Diaz
                                                 Title: Director Banking
                                                        Finance Support,
                                                        N.A.

                                                 /s/ Thomas R. Salzano
                                            By:  ________________________
                                                 Name:  Thomas R. Salzano
                                                 Title: Associate Director
                                                        Banking Finance Support,
                                                        N.A.

                                  SCHEDULE A TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "A DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $__________ to be used for the payment of principal of the Bonds in accordance with the terms and provisions of the Bonds.

                  (3) The amount of principal of the Bonds which is due and payable and with respect to the payment of which the Trustee does not have available amounts that pursuant to Section 4.02 of the Indenture are to be applied to such payment prior to moneys drawn under the Letter of Credit is $____________, and the aggregate amount of all drawings referred to in paragraph 2 does not exceed such amount of principal.

                  (4) The amount set forth in paragraph 2, together with the aggregate of all prior payments made pursuant to drawings under this Letter of Credit for the payment of principal of the Bonds, does not exceed $8,000,000.

                  (5) The amount set forth in paragraph 2 does not include any amount to be used for the payment of the principal of Bonds owned by the Littlestown Industrial Development Authority, Industries, or any Affiliate (as defined in the Indenture) of either of them.

                  (6)      The amount set forth in paragraph 2 should be:

____________________

* For payment of principal of Bonds due to redemption, at maturity or acceleration of maturity.

         / / deposited into our account number _________________ maintained with you; or

         / /      wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of ________________________
                  account number ________________

         Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

         IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ____ day of __________, 19____.



                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee

                                            By:________________________________
                                                   Title:______________________


                                       A-2
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                                  SCHEDULE B TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "B DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making an Interest Drawing under the Letter of Credit with respect to $________________ to be used for a payment of interest on the Bonds in accordance with the terms and provisions of the Bonds.

                  (3) The amount of interest on the Bonds that is due and payable and with respect to which the Trustee does not have available amounts that, pursuant to Section 4.02 of the Indenture, are to be applied to such payment prior to monies drawn under the Letter of Credit is $________________, and the aggregate amount of all drawings referred to in paragraph 2 does not exceed the amount of interest on the Bonds that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                  (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                  (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture and does not include any amount to be used to pay interest on Bonds owned by the Littlestown Industrial Development Authority, Industries or any Affiliate (as defined in the Indenture) of either of them.

________________________

*        For payment of interest due and payable on the Bonds.

                  (6) The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________ maintained with you; or

        / /       wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of ____________________________
                  account number _______________________

                  Any capitalized terms used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _____________ day of ____________________________ ,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:_____________________________
                                                   Title:_____________________

                                  SCHEDULE C TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "C DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $ to be used for payment of the portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent (as defined in the Indenture) in accordance with
         Section 7 of the Bonds equal to the principal amount of such Bonds.

                  (3) The Trustee has delivered or caused to be delivered to the Bank, as provided in the Indenture, or to its designated agent or account, a principal amount of Bonds equal to the aggregate amount stated in paragraph 2 above.

                  (4) The amount set forth in paragraph 3 should be:

         / / deposited into our account number _____________ maintained with you; or

         / /      wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of _____________________ account number ___________________

                  Any capitalized term used herein and not defined herein shall have the same meaning herein as described to it in the Letter of Credit.

_________________

* For payment of a portion of purchase price of Bonds corresponding to the principal amount thereof delivered to the Trustee or Remarketing Agent upon notice at least two Business Days prior to the first day of an Interest Rate Period (Put on First Day of Interest Rate Period).

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ______________ day of _________________________ ,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:______________________________
                                               Title:________________________

                                  SCHEDULE D TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "D DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making an Interest Drawing under the
         Letter of Credit with respect to $      to be used for payment of the
         portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent (as defined in the Indenture) pursuant to Section 7 of the Bonds equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof.

                  (3) The aggregate amount of all drawings referred to in paragraph 2 does not exceed that amount of such portion of purchase price that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                  (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                  (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (6) The amount set forth in paragraph 2 should be:

________________

* For payment of a portion of purchase price of Bonds delivered to the Trustee or Remarketing Agent upon notice at least two Business Days prior to the first day of an Interest Rate Period corresponding to accrued interest thereon (Put on First Day of Interest Rate Period).

         / / deposited into our account number __________________ maintained with you; or

         / /      wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of __________________ account number ____________________________

                  Any capitalized term used herein and not defined herein shall have the same meaning herein as described to it in the Letter of Credit.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________________ day of ___________________________ ,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:____________________________
                                               Title:______________________

                                  SCHEDULE E TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "E DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making a Principal Drawing under the Letter of Credit with respect to $_______________ to be used for payment of the portion of purchase price of Bonds bearing interest at a Weekly or Monthly Interest Rate delivered to the Trustee or Remarketing Agent (as defined in the Indenture) in accordance with Section 7 of the Bonds.

                  (3) The Trustee has delivered or caused to be delivered to the Bank as provided in the Indenture, or to its designated agent or account, a principal amount of Bonds equal to the aggregate amount stated in paragraph 2 above.

                  (4) The amount set forth in paragraph 2 should be:

         / / deposited into our account number ______________________ maintained with you; or

         / /      wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of _____________________ account number _____________________

                  Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

__________________

* For payment of the purchase price of Bonds corresponding to the principal amount thereof delivered to the Trustee or Remarketing Agent upon seven-days' notice (Weekly or Monthly Interest Rate Put).

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the ________________ day of _________________________,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:_________________________
                                               Title:___________________

                                  SCHEDULE F TO
                                LETTER OF CREDIT*

                           CERTIFICATE FOR "F DRAWING"


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The Trustee is hereby making an Interest Drawing under the Letter of Credit with respect to $_______________ to be used for payment of the portion of purchase price of Bonds bearing interest at a Weekly or Monthly Interest Rate delivered to the Trustee or Remarketing Agent (as defined in the Indenture) pursuant to Section 7 of the Bonds equal to the amount of accrued and unpaid interest on such Bonds to the date of purchase thereof.

                  (3) The aggregate amount of all drawings referred to in paragraph 2 does not exceed the amount of such portion of purchase price that is due and payable and does not exceed an amount equal to 210 days' accrued interest on the Bonds computed at the actual rate of interest thereon during the period for which this drawing is being made (which rate does not exceed twelve percent (12%) per annum).

                  (4) The amount set forth in paragraph 2 of this Certificate does not exceed the amount available on the date hereof to be drawn under the Interest Portion of the Letter of Credit in respect of payment of interest accrued on the Bonds on or prior to their stated maturity date.

                  (5) The amount set forth in paragraph 2 of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

                  (6) The amount set forth in paragraph 2 should be:

________________

* For payment of the portion of purchase price of Bond delivered to the Trustee or Remarketing Agent upon seven-days' notice corresponding to accrued interest thereon (Weekly or Monthly Interest Rate Put).

         / / deposited into our account number ________________ maintained with you; or

         / /      wire transferred as follows:
                  (name of bank)
                  (address of bank)
                  for credit to the account of ____________________ account number _______________________

                  Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _________________ day of __________________________,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:___________________________
                                                 Title:___________________

                                  SCHEDULE G TO
                                LETTER OF CREDIT

Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]


         Re:      Irrevocable Letter of Credit
                  No. S567171

Ladies and Gentlemen:

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with respect to the above-referenced Letter of Credit (the "Letter of Credit") issued by the Bank in favor of the Trustee as follows:

                  (1) The conditions precedent to the acceptances of an "Alternate Security Arrangement" set forth in Section 5.01 of the Indenture of Trust dated as of September 1, 1987, between the Littlestown Industrial Development Authority and National Westminster Bank, USA (to which the undersigned is a successor Trustee) (the "Indenture") have been satisfied, and

                  (2) As trustee under the Indenture, the Trustee has accepted such Alternate Security Arrangement.

Pursuant to the Indenture, we are delivering herewith the letter of Credit for cancellation on the 15th day from the date hereof.

                                            Very truly yours,

                                            STATE STREET BANK AND TRUST COMPANY


                                            By:______________________________
                                                  Title:_____________________

Approved:

HANOVER DIRECT PENNSYLVANIA, INC. (formerly
HANOVER HOUSE INDUSTRIES, INC.)

By:________________________________
      Title:_______________________
      Date:________________________

                                  SCHEDULE H TO
                                LETTER OF CREDIT


Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

         Re:      Irrevocable Letter of Credit
                  No. S567171

Ladies and Gentlemen:

                  The undersigned, a duly authorized officer of STATE STREET BANK AND TRUST COMPANY, as Trustee (the "Trustee"), hereby certifies to SWISS BANK CORPORATION, Stamford Branch (the "Bank"), with reference to Irrevocable Letter of Credit No. S567171 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

                  (1) The Trustee is the Trustee under the Indenture for the owners of the Bonds.

                  (2) The aggregate principal amount of the Bonds outstanding on ___________________________ is _____________________________________ .
         The amount equal to 210 days' accrued interest (at an assumed rate of 12% per annum) computed on the basis of a year of 360 days on the outstanding Bonds is $________________________ .

                  (3) You are entitled to adjust the Principal Portion and Interest Portion of the Letter of Credit in accordance with paragraph 2 above.

                  Any capitalized term used herein and not defined herein shall have the same meaning herein as ascribed to it in the Letter of Credit.

                  IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _______________________ day of ___________________,
19__ .

                                            STATE STREET BANK AND TRUST COMPANY,
                                            as Trustee


                                            By:_______________________________
                                                 Title:_______________________


Approved:

HANOVER DIRECT PENNSYLVANIA, INC. (formerly
HANOVER HOUSE INDUSTRIES, INC.)

By:____________________________________
      Title:___________________________
      Date:____________________________

                                  SCHEDULE I TO
                                LETTER OF CREDIT

                                                                          [Date]

Swiss Bank Corporation,
  Stamford Branch
677 Washington Boulevard
Stamford, Connecticut  06901-3793

Attention:  Trade Finance Operations Department [SBC-10-N]

         Re:      Irrevocable Letter of Credit
                  No. S567171

Ladies and Gentlemen:

                  For value received, the undersigned beneficiary hereby irrevocably transfers to

                  (Name of Transferee)
                  (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. It is hereby certified that the transferee is successor Trustee under the Indenture of Trust dated as of September 1, 1987, between National Westminster Bank USA (to which the undersigned is a successor) and the Littlestown Industrial Development Authority.

                  By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

                  The advice of such Letter of Credit is returned herewith and we ask you to endorse the transfer of the reverse thereof, and forward it directly to the transferee with your customary notice of transfer.

                                           Yours very truly,


Accepted and Approved:

NAME OF TRANSFEREE

By:_________________________________       _________________________________
         (Authorized Officer)              Title:___________________________

                                     ANNEX J

                     EXTENSION OF SCHEDULED TERMINATION DATE

State Street Bank and Trust Company, as Trustee
Goodwin Square
225 Asylum Street, 23rd Floor
Hartford, Connecticut  06103

Attention:  Corporate Trust Department

         Re:    Irrevocable Letter of Credit Ref. No. S567171
                For the Account of Hanover Direct, Inc.

Ladies and Gentlemen:

         The undersigned, a duly authorized officer of Swiss Bank Corporation, Stamford Branch (the "Bank"), hereby notifies the Trustee with respect to the above-referenced Letter of Credit issued by the Bank in favor of the Trustee (the "Letter of Credit"), that the Scheduled Termination Date of the Letter of Credit heretofore in effect has been extended and that the Scheduled Termination Date as so extended is __________________. The terms used in this Certificate and not defined herein shall have the meanings given in the Letter of Credit.

         IN WITNESS WHEREOF, the Bank has executed and delivered this Certificate this ______________ day of ___________________________ , ____ .


                                            SWISS BANK CORPORATION,
                                            Stamford Branch

                                            By:_____________________________
                                            [Name and Title]


                                            By:_____________________________
                                            [Name and Title]



                                       J-1